© 2013 Broadridge Financial Solutions, Inc.
Broadridge and the Broadridge logo are registered trademarks of Broadridge Financial Solutions, Inc.
May 7, 2013
Earnings Webcast & Conference Call
Third Quarter Fiscal Year 2013
Exhibit 99.2

Forward-Looking Statements
This presentation and other written or oral statements made from time to time by representatives of Broadridge may contain “forward-
looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that are not historical in nature, and which may be identified by the use of words like “expects,” “assumes,” “projects,” “anticipates,” “estimates,” “we believe,”
“could be” and other words of similar meaning, are forward-looking statements. In particular, information appearing in the “Fiscal Year
2013 Financial Guidance” section are forward-looking statements. These statements are based on management’s expectations and assumptions and are subject to risks and uncertainties that may cause actual results to differ materially from those expressed. These risks and uncertainties include those risk factors discussed in Part I, “Item 1A. Risk Factors” of our Annual Report on Form 10-K for
the fiscal year ended June 30, 2012 (the “2012 Annual Report”), as they may be updated in any future reports filed with the Securities and Exchange Commission. All forward-looking statements speak only as of the date of this presentation and are expressly qualified in their entirety by reference to the factors discussed in the 2012 Annual Report. These risks include: the success of Broadridge in retaining and selling additional services to its existing clients and in obtaining new clients; Broadridge’s reliance on a relatively small number of clients, the continued financial health of those clients, and the continued use by such clients of Broadridge’s services with favorable pricing terms; changes in laws and regulations affecting the investor communication services provided by Broadridge;
declines in participation and activity in the securities markets; overall market and economic conditions and their impact on the securities markets; any material breach of Broadridge security affecting its clients’ customer information; the failure of Broadridge’s outsourced data center services provider to provide the anticipated levels of service; any significant slowdown or failure of
Broadridge’s systems or error in the performance of Broadridge’s services; Broadridge’s failure to keep pace with changes in technology and demands of its clients; Broadridge’s ability to attract and retain key personnel; the impact of new acquisitions and divestitures; and competitive conditions. Broadridge disclaims any obligation to update or revise forward-looking statements that may be made to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events, other than as required by law.
Non-GAAP Financial Measures
In certain circumstances, results have been presented that are not generally accepted accounting principles measures (“Non-GAAP”)
and should be viewed in addition to, and not as a substitute for, the Company’s reported results.  Net earnings, diluted earnings per share and pre-tax earnings margins excluding Acquisition Amortization and Other Costs and Restructuring and Impairment Charges
are Non-GAAP measures.  These measures are adjusted to exclude costs incurred by the Company in connection with amortization and other charges associated with the Company’s acquisitions, and the termination of the Penson outsourcing services agreement, as Broadridge believes this information helps investors understand the effect of these items on reported results and provides a better representation of our actual performance.  Free cash flow is a Non-GAAP measure and is defined as cash flow from operating activities, less capital expenditures and purchases of intangibles.  Management believes this Non-GAAP measure provides investors with a more complete understanding of Broadridge’s underlying operational results.  These Non-GAAP measures are indicators that management uses to provide additional meaningful comparisons between current results and prior reported results, and as a basis for planning and forecasting for future periods.  Accompanying this presentation is a reconciliation of Non-GAAP measures to the comparable GAAP measures.
Use of Material Contained Herein
The information contained in this presentation is being provided for your convenience and information only.  This information is accurate as of the date of its initial presentation.  If you plan to use this information for any purpose, verification of its continued
accuracy is your responsibility.  Broadridge assumes no duty to update or revise the information contained in this presentation.  You may reproduce information contained in this presentation provided you do not alter, edit, or delete any of the content and provided you identify the source of the information as Broadridge Financial Solutions, Inc., which owns the copyright.
Broadridge and the Broadridge logo are registered trademarks of Broadridge Financial Solutions, Inc.

Today’s Agenda
Opening Remarks and Other Rich Daly, CEO
Key Topics
Third Quarter and YTD 2013 Dan Sheldon, CFO
Highlights and Segment Results
Summary Rich Daly, CEO
Q&A Rich Daly, CEO
Dan Sheldon, CFO
Closing Remarks Rich Daly, CEO

3 Opening Remarks Key Topics: Financial Highlights Closed Sales Performance

Financial Highlights
Solid Revenue Growth
Total revenues and recurring revenues were up 5% for the quarter
•
Primarily due to net new business (closed sales less client losses)
•
Event-driven activity was slightly positive
•
Equity positions grew +7%, while equity trade volumes remained challenging at -2%
Year-to-date total and recurring revenues were up 4%
Non-GAAP diluted earnings per share (EPS) growing for the quarter and YTD
Third quarter Non-GAAP diluted EPS of $0.39 was up 22%
YTD Non-GAAP diluted EPS of $0.74 was up 14%
Primarily due to higher revenues and cost containment
YTD opportunistically repurchased ~6M shares or ~5% of diluted shares outstanding
Third quarter opportunistically repurchased 2M shares at an average cost of $22.73 per share
Board authorized an additional 6M shares for repurchase
Approximately 10M shares available under share repurchase plans
Reaffirming fiscal year 2013 guidance
4-7% recurring revenue growth (3-4% total revenue growth)
$1.60-1.70 GAAP diluted EPS
$1.76-1.86 Non-GAAP diluted EPS
We believe we are well positioned for FY14 and beyond

Closed Sales Performance
Recurring revenue closed sales were up ~50% for the quarter
No large transactions of >$5M
Transactions of <$5M:
Year-to-date recurring revenue closed sales were down ~26%
Primarily due to longer than anticipated sales cycles for large transactions
Excluding large transactions, closed sales were at the same level as previous YTD
Pipeline remains robust
Continued progress on pending large transactions
Reaffirming fiscal year 2013 recurring revenue closed sales guidance of
$110-150M
Achievement requires closing at least one of the large pending transactions
•
ICS recurring revenue closed sales were $15M vs. $10M in prior quarter
•
SPS recurring revenue closed sales were $9M vs. $6M in prior quarter

Key Financial Drivers and Free Cash Flow
Historical CAGR 3Q 3Q YTD Actual Forecast
(FY07-FY12)
FY13 FY13 FY12
FY13
2%
Total Revenue Growth
5% 4% 6% 3-4%
3%
Closed Sales
(Recurring)
6% 4% 3% 4-5%
(2%)
Client Losses
(1%) (1%) (1%) (1)%
1%
   Net New Business
5% 3% 2% 3-4%
1%
Internal Growth
(a)
(2%) (1%) 1% 0%
2%
Acquisitions
0% 0% 3% 0%
4%
Total Recurring
3% 2% 6% 3-4%
(1%)
Event-Driven
(b)
0% 0% 0% 0%
(1%)
Distribution
(c)
2% 2% 0% 0%
0%
FX/Other
(0%) (0%) 0% 0%
EBIT Margin
(Non-GAAP)
13.0% 8.9% 13.9% 14.9 - 15.7%
Tax Rate
(Non-GAAP)
35.9% 36.0% 35.6% 37.0%
Free Cash Flow
(d)
(Non-GAAP)
$37M $244M $196-249M
(a) Internal Growth includes SPS Equity & Fixed Income Trades, ICS Equity & Mutual Fund Stock Record Growth, Transaction Reporting and Time & Materials
(b) Event-Driven includes ICS Proxy Contest/Specials, Mutual Fund Proxy and Marketing Communications
(c) Distribution includes pass-through fees from Matrix
(d) Guidance does not take into consideration the effect of any future acquisitions, additional debt and/or share repurchases

Segment Results & Forecast –
Investor Communication Solutions
Revenue/Growth EBIT/Growth Margin/Growth
Q3: $404M / 8% $51M / 38% 12.6% / 270 bps
Q3 YTD: $1,071M / 7% $95M / 69% 8.8% / 320 bps
FY13: $1,695 to 1,707M / 4% $291 to 299M / 20 to 23% 17.2 to 17.5% / 230 to 260 bps
FY13 revenue and margin guidance remains on track
Recurring fee revenue growth YTD of 8% was driven primarily by net new business
Position growth in-line with expectations as YTD activities represent only
~25% of full year
Expecting over $200M in equity proxy revenues in Q4 of FY13
Client revenue retention levels maintained at ~99%
(Non-GAAP)
(Non-GAAP)
Recurring revenue closed sales range for FY13 remains $50-70M
YTD event-driven fee revenue 7% ahead of previous year. Full year event-driven fee revenue guidance remains ~$130M
Full year margins still expected to increase 230-260 bps

Segment Results & Forecast –
Securities Processing Solutions
Revenue/Growth
EBIT/Growth
(Non-GAAP)
Margin/Growth
(Non-GAAP)
Q3: $170M / 0% $29M / +16% 16.9% / +230 bps
Q3 YTD: $487M / 0% $58M / (20)% 11.9% / (300) bps
FY13: $658 to 683M / 0 to +4% $79 to 102M / (13) to +12% 12.0 to 15.0% / (190) to +110 bps
FY13 revenue and margin guidance remains on track - business is growing
Net new business is building each quarter- ~$65M backlog
•
Recurring  revenue closed sales range for FY13 remains $60-80M
•
Client revenue retention rate at ~98%
Equity trade volumes down 2%
High and low guidance range still dependent on trade volumes
Full year margins are expected to be impacted by revenue mix, internal trade volumes and planned increase in systems investments (e.g. TARP development)

Summary
Solid operating results year-to-date
Recurring fee revenue continues to grow
Closed sales pipeline robust
Strong Foundation for Growth
Diverse and well positioned products and services
Service profit chain culture built on strong values
High brand recognition and trust
ICS strong value creator
SPS on solid foundation
Vigilant on operating efficiency
Strong client revenue retention rate of ~99%
Reaffirming fiscal year 2013 guidance
4-7% recurring revenue growth (3-4% total revenue growth)
$1.60-1.70 GAAP diluted EPS
$1.76-1.86 Non-GAAP diluted EPS
We believe we are well positioned for FY14 and beyond

10 Q&A There are no slides during this portion of the presentation

11 Closing Comments There are no slides during this portion of the presentation

12 Appendix

Segment Results & Forecast –
Other & Foreign Exchange (FX)
: YTD results as expected and in line with full year guidance range
: FY13 reflects higher average debt balance and refinancing of our credit facilities
: FY13 transition costs related to the termination of the Penson outsourcing services agreement including shutdown costs
Corporate Expenses
Interest Expense, net
Restructuring Charges
YTD
3Q13 3Q13 Low High
Corporate Expenses $(8)M $(23)M $(30)M $(37)M
Interest Expense, net $(4)M $(11)M $(17)M $(21)M
FX - P&L - Revenue $3M $8M $13M $13M
- EBIT
$4M $11M $14M $14M
- Transaction Activity
$0M $(1)M $(1)M $(1)M
Restructuring Charges
$(4)M $(8)M $(10)M $(10)M
FY13 Range

Broadridge FY13 Q3 and YTD from Continuing Operations
Revenue
FY12 FY13 FY12 FY13 FY12 FY13 FY12 FY13
Q3 Q3 YTD Q3 YTD Q3 Q3 Q3 YTD Q3 YTD Q3
$374 $404 $1,004 $1,071 ICS $37 $51 $56 $95
1% 8% 7% 7%
Growth %  /  Margin %
9.9% 12.6% 5.6% 8.8%
$169 $170 $489 $487 SPS $25 $29 $73 $58
10% 0% 11% 0%
Growth %  /  Margin %
14.6% 16.9% 14.9% 11.9%
$543 $574 $1,493 $1,558 Total Segments $62 $80 $129 $153
4% 6% 8% 4%
Margin %
11.4% 13.9% 8.6% 9.8%
$0 $0 $0 $0 Other
(a)
($4) ($8) ($17) ($23)
$3 $3 $10 $8 FX
(b)
$3 $4 $8 $10
$547 $577 $1,503 $1,566 Total Broadridge (Non-GAAP)
(a)
$60 $75 $120 $140
4% 5% 8% 4%
Growth %  /  Margin %
11.1% 13.0% 8.0% 8.9%
Interest & Other ($3) ($4) ($10) ($11)
Acquisition Amortization and Other Costs
(c)
$7 $6 $20 $17
Total EBT (Non-GAAP)
(d)
$64 $77 $130 $146
Margin %
11.7% 13.4% 8.6% 9.3%
Income taxes
(a)
($23) ($28) ($47) ($53)
Tax Rate 37.2% 35.9% 36.6% 36.0%
Total Net Earnings (Non-GAAP)
(d)
$41 $50 $83 $94
Margin %
7.4% 8.6% 5.5% 6.0%
Acquisition Amortization and Other Costs
(c)
($4) ($4) ($12) ($11)
Restructuring and Impairment Charges
(e)
($14) ($2) ($21) ($5)
IBM Migration costs ($4) $0 ($8) $0
Non-GAAP Items (Net of Taxes) ($23) ($6) ($41) ($16)
Total Net Earnings (GAAP) $18 $43 $42 $78
Margin %
3.3% 7.5% 2.8% 5.0%
Diluted Shares 128.4 125.0 127.4 125.9
Diluted EPS (Non-GAAP)
(d)
$0.32 $0.39 $0.65 $0.74
Diluted EPS (GAAP)
$0.14 $0.35 $0.33 $0.62
Earnings
(a)  FY12 Q3 excludes IBM Migration costs of $6M (after tax $4M, or $0.03 EPS impact). FY12 YTD Q3 excludes IBM Migration costs of $13M (after tax $8M, or $0.06 EPS impact).
FY12 Q3 excludes Restructuring and Impairment Charges of $22M (after tax $14M, or $0.11 EPS impact). FY12 Q3 YTD and excludes Restructuring  and Impairment Charges of $32M (after tax
$21M, or $0.16 EPS impact).
FY13 Q3 excludes Restructuring Charges of $4M (after tax $2M, or $0.02 EPS impact). FY13 Q3 YTD excludes Restructuring Charges of $8M (after tax $5M, or $0.04 EPS impact).
(b)  Includes impacts of FX P&L and FX transaction activity.
(c)
Represents amortization charges associated with intangible asset values as well as other deal costs associated with the Company’s acquisitions.
(d)      FY12 Q3 excludes Acquisition Amortization and Other Costs of $7M (after tax $4M or $0.04 EPS impact), IBM Migration costs of $6M (after tax $4M, or $0.03 EPS impact) and Restructuring and
Impairment Charges of $22M (after tax $14M, or $0.11 EPS impact)
FY12 YTD Q3 excludes Acquisition Amortization and Other Costs of $20M (after tax $13M or $0.10 EPS impact), IBM Migration costs of $13M (after tax $8M, or $0.06 EPS impact) and
Restructuring and Impairment Charges of $32M (after tax $21M, or $0.16 EPS impact).
FY13 Q3 excludes Acquisition Amortization and Other Costs of $6M (after tax $4M or $0.02 EPS impact) and Restructuring Charges of $4M (after tax $2M, or $0.02 EPS impact).
FY13 YTD Q3 excludes Acquisition Amortization and Other Costs of $17M (after tax $11M or $0.08 EPS impact) and Restructuring Charges of $8M (after tax $5M, or $0.04 EPS impact).
(e)     FY13 Q3 and FY13 YTD Q3 represents transition costs related to termination of the Penson agreement including shutdown costs.
FY12 Q3 and FY12 Q3 YTD represents Penson OTTI charge and note receivable impairment charge.

Broadridge FY13 Guidance from Continuing Operations
Revenue Earnings
FY12 FY13 Range FY12 FY13 Range
Actual Low High ($ in millions) Actual Low High
$1,634 $1,695 $1,707 ICS $243 $291 $299
5% 4% 4% Growth %  /  Margin %   14.9% 17.2% 17.5%
$655 $658 $683 SPS $91 $79 $102
10% 0% 4% Growth %  /  Margin %   13.9% 12.0% 15.0%
$2,290 $2,353 $2,390 Total Segments $334 $370 $401
6% 3% 4%
Margin %
14.6% 15.7% 16.8%
$0 $0 $0 Other
(a)
($28) ($30) ($37)
$13 $13 $13 FX
(b)
$14 $13 $13
$2,304 $2,366 $2,403 Total Broadridge (Non-GAAP)
(a)
$319 $353 $377
6% 3% 4%
Growth %  /  Margin %
13.9% 14.9% 15.7%
Interest & Other ($13) ($17) ($21)
Acquisition Amortization and Other Costs
(c)
$25 $22 $22
Total EBT (Non-GAAP)
(d)
$331 $358 $378
Margin %
14.4% 15.1% 15.7%
Income taxes
(d)
($118) ($133) ($140)
Recurring Closed Sales
Tax Rate 35.6% 37.0% 37.0%
FY13 Range
Segments Low High
Total Net Earnings (Non-GAAP)
(d)
$213 $226 $238
ICS $50 $70
Margin %
9.3% 9.5% 9.9%
SPS $60 $80
Total $110 $150
Acquisition Amortization and Other Costs
(c)
($15) ($14) ($14)
Restructuring and Impairment Charges
(e)
($58) ($6) ($6)
IBM Migration costs ($15) $0 $0
Non-GAAP Items (Net of Taxes) ($88) ($20) ($20)
Total Net Earnings (GAAP) $125 $205 $218
Margin %
5.4% 8.7% 9.1%
Diluted Shares 128 128 128
Diluted EPS (Non-GAAP)
(d)
$1.67 $1.76 $1.86
Diluted EPS (GAAP) $0.98 $1.60 $1.70
(a)  FY12 excludes IBM Migration costs of $25M (after tax $15M, or $0.12 EPS impact) and Restructuring and Impairment Charges of $81M (after tax $58M, or $0.45 EPS impact). FY13 guidance excludes Restructuring and Impairment Charges of $10M (after tax $6M, or $0.05 EPS impact).
(b)  Includes impacts of FX P&L and FX Transaction Activity.
(c)  Represents amortization charges associated with intangible asset values as well as other deal costs associated with the Company’s acquisitions.
(d)   FY12 excludes Acquisition Amortization and Other Costs of $25M (after tax $15M or $0.12 EPS impact), IBM Migration costs of $25M (after tax $15M, or $0.12 EPS impact)
and Restructuring and Impairment Charges of $81M (after tax $58M, or $0.45 EPS impact). FY13 guidance excludes Acquisition Amortization and Other Costs of $22M (after tax $14M or $0.11 EPS impact) and Restructuring and Impairment Charges of $10M (after tax $6M, or $0.05 EPS impact).
(e)   FY12 represents Penson deferred client conversion and startup costs, other than temporary impairment charges, shutdown costs, cancellation of the note receivable, less the elimination of the obligation to pay or credit Penson fees.  FY13 represents transition costs related to termination of the Penson agreement including shutdown costs.
* Guidance does not take into consideration the effect of any future acquisitions, additional debt and/or share repurchases.

Cash Flow –YTD FY13 Results and FY13 Forecast
Nine  Months
Ended
March 2013 Low High
Free Cash Flow
(Non-GAAP)
:
Round
Net earnings from continuing operations (GAAP) 77.5 $     78 $                            205 $                218 $
Depreciation and amortization (includes other LT assets) 70.9        71                               95                       105
Stock-based compensation expense 21.1        21                               31                       31
Other 3.0          3                                  (5)                        5
Subtotal 172.5      173                             326                   359
Working capital changes (41.3)       (41)                              (15)                     (15)
Long-term assets & liabilities changes (58.9)       (59)                              (60)                     (50)
Net cash flow provided by continuing operating activities 72.3        73                               251                   294
Cash Flows From Investing Activities
Capital expenditures & software purchases (35.6)       (36)                              (55)                     (45)
Free cash flow (Non-GAAP)
36.7 $     37 $                            196 $                249 $
Cash Flows From Other Investing and Financing Activities
Stock repurchases net of options proceeds (111.3)    (111)                            (111)                  (111)
Dividends paid (64.2)       (64)                              (86)                     (86)
Other 0.5          -                              (5)                        5
Net change in cash and cash equivalents (138.3)    (138)                            (6)                        57
Cash and cash equivalents, at the beginning of year 320.5      321                             321                   321
Cash and cash equivalents, at the end of period 182.2 $  182 $                          315 $                378 $
(a) Guidance does not take into consideration the effect of any future acquisitions, additional debt and/or share repurchases.
FY13 Range
(a)
($ millions)
Unaudited
Free Cash Flow - Non-GAAP

Recurring Closed Sales to Revenue Contribution
Recurring Closed Sales to Revenue
($ in millions)
Closed Sales Revenue Contribution
(a)
Backlog
(b)
Forecast Forecast Forecast
FY13 FY13 FY13
ICS $50-70 ~$50-60 ~$35-45
~Contribution to revenue growth ~3%
SPS $60-80 ~$40-50 ~$85-105
~Contribution to revenue growth 6-8%
Total Recurring Closed Sales
$110-150 ~$90-110 ~$120-150
~Contribution to revenue growth 4-5%
(a)
Revenue from current year and prior year Closed Sales.
(b)
Closed Sales expected to convert to revenue in future years.

Revenues and Closed Sales FY07-FY13
($ in millions)
Forecast
Recurring Fee Revenues FY07 FY08 FY09 FY10 FY11 FY12 CAGR FY13
ICS 529 $              567 $              594 $              632 $              720 $              798 $              9% $862-874
Growth 3% 7% 5% 6% 14% 11% 8-10%
SPS 527 $              534 $              559 $              536 $              594 $              655 $              4% $658-683
Growth 11% 1% 5% -4% 11% 10% 0-4%
Total Recurring Fee Revenues 1,056 $          1,101 $          1,153 $          1,168 $          1,313 $          1,453 $          7% $1,520-1,557
Growth 7% 4% 5% 1% 12% 11% 4-7%
Event-Driven 203 $              200 $              180 $              257 $              135 $              132 $              -8% ~$129
Growth 33% -1% -10% 43% -47% -2% -2%
Distribution 821 $              808 $              757 $              781 $              704 $              704 $              -3% ~$704
Growth 12% -2% -6% 3% -10% 0% 0%
Other/ FX (12) $              22 $                (17) $              4 $                   14 $                14 $                ~$13
Total Revenues 2,068 $          2,131 $          2,072 $          2,209 $          2,167 $          2,304 $          2% $2,366-2,403
Growth 12% 3% -3% 7% -2% 6% 3-4%
Recurring Closed Sales 63 $                82 $                95 $                119 $              113 $              120 $              14% $110-150
Growth -32% 30% 16% 25% -5% 6% -8-+25%
($ in millions)
Forecast
Event-Driven Fee Revenues
(a)
FY07 FY08 FY09 FY10 FY11 FY12 CAGR FY13
Mutual Fund Proxy 79 $                92 $                55 $                150 $              39 $                28 $                -19% $27
Mutual Fund Supplemental 51 $                49 $                58 $                48 $                44 $                47 $                -2% $46
Contest/ Specials/ Other Communications 73 $                59 $                67 $                59 $                52 $                57 $                -5% $56
Total Event-Driven Fee Revenues 203 $              200 $              180 $              257 $              135 $              132 $              -8% $129
Growth 33% -1% -10% 43% -47% -2% -2%
Recurring Distribution Revenues
(b)
593 $              580 $              567 $              564 $              573 $              597 $              0% ~$597
Growth 6% -2% -2% -1% 2% 4% 0%
ED Distribution Revenues
(b)
228 $              228 $              190 $              217 $              131 $              107 $              -14% ~$107
Growth 35% 0% -17% 14% -39% -18% 0%
Total Distribution Revenues 821 $              808 $              757 $              781 $              704 $              704 $              -3% ~$704
Growth 12% -2% -6% 3% -10% 0% 0%
(a) Includes reclassification of Pre-sale Fulfillment from event-driven revenues to recurring revenues.
(b) Includes reclassification of Pre-sale Fulfillment related distribution revenues and Matrix pass-through administrative services from event-driven revenues to recurring revenues.

Reconciliation of Non-GAAP to GAAP Measures
Nine Months
Ended
March 2013
Low High
Free Cash Flow
(Non-GAAP)
:
Round
Net earnings from continuing operations (GAAP) 77.5 $    78 $                           205 $               218 $
Depreciation and amortization (includes other LT assets) 70.9 71 95 105
Stock-based compensation expense 21.1 21 31 31
Other 3.0 3 (5) 5
Subtotal
172.5
173 326 359
Working capital changes (41.3) (41) (15) (15)
Long-term assets & liabilities changes (58.9) (59) (60) (50)
Net cash flow provided by continuing operating activities
72.3
73 251 294
Cash Flows From Investing Activities
Capital expenditures & software purchases
(35.6)
(36) (55) (45)
Free cash flow (Non-GAAP) 36.7 $
37 $
196 $               249 $
(a) Guidance does not take into consideration the effect of any future acquisitions, additional debt and/or share repurchases.
FY13 Range (a)
($ millions)
Unaudited
Free Cash Flow - Non-GAAP
Reconciliation of EPS Guidance 3Q12 3Q13 YTD12 YTD13 FY10 FY11 FY12 FY13 Range
Actual Actual Actual Actual Actual Actual Actual Low High
Guidance Provided in August 2012 - Diluted EPS (Non-GAAP)
$0.28 $0.37 $0.55 $0.66 $1.56 $1.37 $1.55 $1.65 $1.75
Acquisition Amortization and Other Costs $0.04 $0.02 $0.10 $0.08 $0.04 $0.10 $0.12 0.11 0.11
Current Guidance - Diluted EPS (Non-GAAP)
$0.32 $0.39 $0.65 $0.74 $1.60 $1.47 $1.67 $1.76 $1.86
Acquisition Amortization and Other Costs ($0.04) ($0.02) ($0.10) ($0.08) ($0.04) ($0.10) ($0.12) (0.11) (0.11)
Restructuring and Impairment Charges ($0.11) ($0.02) ($0.16) ($0.04) $0.00 $0.00 ($0.45) (0.05) (0.05)
IBM Migration costs ($0.03) $0.00 ($0.06) $0.00 $0.00 ($0.03) ($0.12) 0.00 0.00
One-time recognition of deferred tax assets $0.00 $0.00 $0.00 $0.00 $0.06 $0.00 $0.00 0.00 0.00
Current Guidance - Diluted EPS (GAAP)
$0.14 $0.35 $0.33 $0.62 $1.62 $1.34 $0.98 $1.60 $1.70
Reconciliation of EBT Guidance (a) 3Q12 3Q13 YTD12 YTD13 FY10 FY11 FY12 FY13 Range
($ in millions) Actual Actual Actual Actual Actual Actual Actual Low High
Prior Guidance - Total EBT (Non-GAAP) $57 $72 $110 $129 $342 $276 $306 $336 $356
Margin % 10.4% 12.4% 7.3% 8.2% 15.5% 12.7% 13.3% 14.2% 14.8%
Acquisition Amortization and Other Costs $7 $6 $20 $17 $8 $19 $25 $22 $22
Current Guidance - Total EBT (Non-GAAP) $64 $77 $130 $146 $350 $295 $331 $358 $378
Margin % 11.7% 13.4% 8.6% 9.3% 15.9% 13.6% 14.4% 15.1% 15.7%
Acquisition Amortization and Other Costs ($7) ($6) ($20) ($17) ($8) ($19) ($25) ($22) ($22)
Restructuring and Impairment Charges ($23) ($4) ($32) ($8) $0 $0 ($81) ($10) ($10)
IBM Migration costs ($6) $0 ($13) $0 $0 ($6) ($25) $0 $0
Total EBT (GAAP) $29 $68 $66 $121 $342 $270 $201 $326 $346
Margin %
5.3% 11.7% 4.4% 7.7% 15.5% 12.4% 8.7% 13.8% 14.4%
(a) Details may not sum to totals due to rounding

ICS Key Segment Revenue Stats
RC= Recurring
ED= Event-Driven
In millions
Fee Revenues
3Q12 3Q13 YTD FY12 YTD FY13 Type
Proxy
Equities 31.7 $             34.0 $              80.1 $              84.8 $              RC
   Stock Record Position Growth 4% 7% 1% 3%
   Pieces 24.5                     27.1                      66.1
68.1
Mutual Funds 5.5 $               7.1 $                19.3 $              22.7 $              ED
   Pieces 6.6                       13.0                      29.6                     36.7
Contests/Specials 3.0 $               2.3 $                9.7 $                7.3 $                ED
   Pieces 3.0                       2.2                         10.7
6.7
Total Proxy 40.2 $             43.4 $              109.1 $            114.8 $
   Total Pieces 34.2                     42.3                      106.5
111.5
Notice and Access Opt-in % 69% 70% 66% 64%
Suppression % 58% 59% 56%
60%
Interims
Mutual Funds (Annual/Semi-Annual Reports/Annual Prospectuses) 33.5 $             36.6 $              84.7 $              99.9 $              RC
   Position Growth 7% 9% 9% 10%
   Pieces 168.8                  166.9                   438.1                   470.8
Mutual Funds (Supplemental Prospectuses) & Other 15.9 $             20.2 $              34.9 $              44.0 $              ED
   Pieces 86.8                     107.0                   191.2                   228.6
Total  Interims 49.4 $             56.8 $              119.6 $            143.9 $
   Total Pieces 255.7                  273.9                   629.3
699.4
Transaction
Transaction Reporting/Customer Communications 47.7 $             50.9 $              123.9 $            129.4 $             RC
Reporting
Fulfillment
Fulfillment 31.6 $             36.0 $              94.7 $              101.1 $             RC
Other
Other - Recurring (a) 25.8 $             28.5 $              76.8 $              80.8 $              RC
Communications
Other - Event-Driven (b) 12.1 $             8.1 $                27.7 $              23.6 $              ED
Total Other 37.9 $             36.6 $              104.5 $            104.4 $
Total Fee Revenues 206.8 $            223.6 $            551.6 $            593.6 $
Total Distribution Revenues (c) 167.2 $            180.6 $            452.2 $            476.9 $
Total Revenues as reported - GAAP 374.0 $            404.2 $            1,003.8 $         1,070.5 $          FY13 Ranges
Low High
Total RC Fees 170.3 $            186.0 $            460.0 $            496.0 $             862 $      874 $
% RC Growth 8% 9% 0% 8%
8% 10%
Total ED Fees 36.5 $             37.7 $              91.6 $              97.6 $              129 $      129 $
Low High
Sales 2% 5% 3% 4% 3% 3%
Losses -1% 0% -1% 0% -1% -1%
Key
Net New Business 1% 5% 2% 4% 2% 2%
Revenue
Internal growth 2% -1% 2% 0% 2% 2%
Drivers
Recurring (Excluding Acquisitions) 3% 4% 4% 4% 4% 4%
Acquisitions 0% 0% 3% 0% 0% 0%
Total Recurring 3% 4% 7% 4% 4% 4%
Event-Driven -1% 1% -1% 0% 0% 0%
Distribution -1% 3% 1% 3% 0% 0%
TOTAL 1% 8% 7% 7% 4% 4%
(a) Other Recurring fee revenues include revenues from acquisitions.
(b) Other Event-Driven fee revenues include revenues from corporate actions.
(c) Total Distribution Revenues primarily include pass-through revenues related to the physical mailing of Proxy, Interims, Transaction Reporting, and Fulfillment as well as Matrix administrative services.

SPS and Outsourcing Key Segment Revenue Stats
RC= Recurring
ED= Event-Driven
In millions
3Q12 3Q13 YTD FY12 YTD FY13 Type
Equity
Transaction-Based Equity Trades 35.5 $      33.8 $      104.7 $    94.9 $      RC
Internal Trade Volume 985 969 970 880
Internal Trade Growth -11% -2% 1% -9%
Trade Volume (Average Trades per Day in '000) 1,005 979 982 888
Non-Transaction Other Equity Services 87.3 92.3 252.1 $    264.2 $    RC
Total Equity 122.8 $    126.1 $    356.8 $    359.1 $
Fixed Income
Transaction-Based Fixed Income Trades (a) 13.6 $      14.0 $      40.1 $      41.5 $      RC
Internal Trade Volume 299 298 294 293
Internal Trade Growth 3% 0% 6% 0%
Trade Volume (Average Trades per Day in '000) 299 308 294 299
Non-Transaction Other Fixed Income Services 10.8 $      12.3 $      33.5 $      35.8 $      RC
Total Fixed Income 24.4 $      26.2 $      73.7 $      77.2 $
Outsourcing
Outsourcing 22.1 $      17.3 $      58.4 $      51.0 $      RC
# of Clients
13 18 13 18
Total Net Revenue as reported - GAAP 169.3 $    169.6 $    488.8 $    487.3 $    FY13 Ranges
Low High
Sales 5% 7% 5% 5% 6% 8%
Losses -1% -2% -1% -2% -2% -2%
Key
Net New Business 4% 5% 4% 3% 4% 6%
Revenue
Transaction & Non-transaction 0% -1% 2% -1% -1% 1%
Drivers
Concessions -2% -4% -1% -3% -4% -4%
Internal growth -2% -5% 1% -4% -5% -3%
Acquisitions 8% 0% 6% 1% 1% 1%
TOTAL 10% 0% 11% 0% 0% 4%

Broadridge ICS Definitions
Proxy
Interims
Other Communications
Transaction Reporting
Fulfillment
                -  Refers to the proxy services we provide in connection with annual stockholder meetings for publicly traded corporate issuers.  Annual meetings of public companies include shares held in "street name" (meaning that they are held of record by brokers or banks, which in turn hold the shares on behalf of their clients, the ultimate beneficial owners) and shares held in "registered name" (shares registered directly in the names of their owners).
                           - Refers to the proxy services we provide for funds, classes or trusts of an investment company.  Open-ended mutual funds are not required to have annual meetings.  As a result, mutual fund proxy services provided to open-ended mutual funds are driven by a "triggering event."  These triggering events can be a change in directors, fee structures, investment restrictions, or mergers of funds.

- Refers to the proxy services we provide when a separate agenda is put forth by one or more stockholders that is in opposition to the proposals presented by management of the company which is separately distributed and tabulated from the company’s proxy materials.
                 - Refers to the proxy services we provide in connection with stockholder meetings held outside of the normal annual meeting cycle and are primarily driven by special events (e.g., mergers and acquisitions in which the company being acquired is a public company and needs to solicit the approval of its stockholders).

connection with information they are required by regulation to distribute periodically to their investors.  These reports contain pertinent information such as holdings, fund performance, and other required disclosure.

information previously provided in an annual mutual fund prospectus (e.g., change in portfolio managers, closing funds or class of shares to investors, or restating or clarifying items in the original prospectus).  The events could occur at any time throughout the year.

– Refers to communications provided by corporate issuers and investment companies to investors including newsletters, notices, tax information, marketing materials and other information not required to be distributed by regulation.

– Refers primarily to the printing and distribution of account statements, trade confirmations and tax reporting documents to account holders, including electronic delivery and archival services.
                                        – Refers primarily to the distribution of prospectuses, offering documents, and required regulatory disclosure information to investors in connection with purchases of securities.
                                      – Refers to the distribution of marketing literature, welcome kits, enrollment kits, and investor information to prospective investors, existing stockholders and other targeted recipients on behalf of broker-dealers, mutual fund companies and 401(k) administrators.

            – Refers to the services we provide in connection with the distribution of communications material not included in the above definitions such as non-objecting beneficial owner (NOBO) lists, and corporate actions such as mergers, acquisitions, and tender offer transactions.
Equities
Mutual Funds
Contests
Specials
Mutual Funds (Annual/Semi-Annual Reports/Annual Prospectuses) – Refers to the services we provide investment companies in
Other
Transaction Reporting
Post-Sale Fulfillment
Pre-Sale Fulfillment
Other
Mutual Funds (Supplemental Prospectuses) – Refers primarily to information required to be provided by mutual funds to supplement